UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 19, 2017

OTTER TAIL CORPORATION

(Exact name of registrant as specified in its charter)

Minnesota	0-53713		27-0383995
(State or other jurisdiction	(Commission		(I.R.S. Employer
of incorporation)	File Number)		Identification No.)

215 South Cascade Street, P.O. Box 496, Fergus Falls, MN		56538-0496
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code:           (866) 410-8780

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

__ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

__ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

__ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

__ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company __

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. __

5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c) On December 19, 2017, the Board of Directors of Otter Tail Corporation (the “Company”) appointed Jennifer Smestad to the position of Vice President, General Counsel and Corporate Secretary of the Company, effective January 1, 2018. Ms. Smestad, 47, joined the Company on May 14, 2001 and has served in various legal capacities of increasing responsibility at the Company and its wholly owned subsidiary, Otter Tail Power Company. She most recently served as General Counsel for Otter Tail Power Company from March 1, 2013 to the present.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

OTTER TAIL CORPORATION
Date: December 19, 2017

	By:	/s/ George A. Koeck
Name: George A. Koeck
Title: Senior Vice President, General Counsel &
Corporate Secretary

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